Exhibit 10.9

Execution Version

FIRST Amendment

TO LOAN Agreement

THIS FIRST AMENDMENT to Loan Agreement (this “Amendment”) is entered into this 30th day of July, 2020 (the “Effective Date”), by and among Porch.com, Inc., a Delaware corporation (“Borrower Representative”), each person thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), the guarantors set forth on Schedule 1 thereto (together with any other guarantors of the Obligations from time to time, the “Guarantors”), the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), Runway Growth Credit Fund Inc., as administrative agent and collateral agent for Lenders (in such capacity, “Agent”).

Recitals

A. Borrower Representative, the Guarantors, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of July 22, 2020 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B. The Lender has extended credit to the Borrowers for the purposes permitted in the Loan Agreement.

C. The Borrowers have requested that the Administrative Agent and the Lender amend the Loan Agreement to revise Section 6.2(d).

D. The Administrative Agent and the Lender have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.2 Financial Statements, Reports, Certificates. Section 6.2(d) is hereby amended and restated as follows:

“(d) Annual Audited Financial Statements. As soon as available, but no later than September 30, 2020 with respect to fiscal year 2019, such due date to be made one month earlier relative to the prior year each year thereafter, until such date of delivery is ninety (90) days following any fiscal year end date (except to the extent earlier required to be filed with the Securities and Exchange Commission) audited consolidated financial statements of the Borrower Representative prepared in accordance with GAAP, consistently applied, together with an opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent, which opinion is unqualified (except for the fiscal year 2019 as to the Loan Parties as a “going concern”), with such audit performed in accordance with the standards set forth by the Public Company Accounting Oversight Board, with such financial statements and opinion satisfactory to Agent in its sole discretion;”

3. Representations and Warranties. To induce the Lender and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Each Loan Party has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.4 The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law binding on or affecting any Loan Party, (b) any material Contractual Obligation with a Person binding on any Loan Party, or (c) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Loan Party;

3.5 The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Loan Agreement, as amended by this Amendment, do not require any Governmental Approval, except as already has been obtained or made; and

3.6 This Amendment has been duly executed and delivered by each Loan Party and is the binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

5. Limited Effect. This amendment shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, (b) create a course of dealing with respect to any other modification or waiver, or (c) otherwise prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document. Agent and Lenders shall be entitled to demand strict compliance with the terms of the Loan Documents, as the same are amended by this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (x) the due execution and delivery to the Administrative Agent of this Amendment by each party hereto and (y) the payment of all expenses (including all attorneys’ fees and expenses) of the Administrative Agent and the Lender, incurred and invoiced through the date of this Amendment.

8. Governing Law; Venue. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTIONS 11 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[Signature Page Follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS

Porch.com, Inc.

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer

GUARANTORS:

GOSMITH, INC.

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer and President

done.com holdings, inc.

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer and President

INSPECTION SUPPORT LIMITED LIABILITY COMPANY

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer of Porch.com, Inc., sole member of Inspection Support Limited Liability Company

GUARDIAN SMALL BUSINESS CONSULTING AND FINANCIAL SERVICES LLC

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer of Porch.com, Inc., sole member of Guardian Small Business Consulting and Financial Services LLC

SVZ HOLDING, INC.

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer

HIRE A HELPER LLC

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer of Porch.com, Inc., sole member of Hire A Helper LLC

HIREAHELPER CORPORATE RELOCATION, LLC

By	/s/ Ryan Charles
Name:	Ryan Charles
Title:	Manager

ELITE INSURANCE GROUP, INC.

By	/s/ Matthew Ehrlichman
Name:	Matthew Ehrlichman
Title:	Chief Executive Officer

AGENT:

RUNWAY GROWTH CREDIT FUND INC.

By	/s/ Thomas Raterman
Name:	Thomas Raterman
Title:	Chief Financial Officer

LENDERS:

RUNWAY GROWTH CREDIT FUND INC.

By	/s/ Thomas Raterman
Name:	Thomas Raterman
Title:	Chief Financial Officer

ORIX GROWTH CAPITAL, LLC

By	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,
its Investment Manager

By:	Apollo Capital Management GP, LLC,
its General Partner

By	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory